Exhibit 32.2

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

OF BLUE CALYPSO, INC.

PURSUANT TO 18 U.S.C. SECTION 1350

                In connection with the Quarterly Report on Form 10-Q of Blue Calypso, Inc. (the "Company") for the period ended  June 30, 2014, as filed with the Securities and Exchange Commission (the "Report"), I, David Polster, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, that to my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2014	By:	/s/ David Polster
David Polster
Chief Financial Officer